UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2022

Commercial Metals Company

(Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338
(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, $0.01 par value	CMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 28, 2022, Commercial Metals Company (the “Company”) completed the public offering of $300,000,000 in aggregate principal amount of its 4.125% Senior Notes due 2030 (the “2030 Notes”) and $300,000,000 in aggregate principal amount of its 4.375% Senior Notes due 2032 (the “2032 Notes,” and together with the 2030 Notes, the “Notes,” and the public offering of the Notes, the “Notes Offering”).

Terms Applicable to the 2030 Notes

The 2030 Notes were issued under an indenture, dated as of May 6, 2013 (as supplemented from time to time, the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”), as amended and supplemented by the fifth supplemental indenture, dated as of January 28, 2022 (the “Fifth Supplemental Indenture”), between the Company and the Trustee.

The 2030 Notes are senior, unsecured obligations of the Company, and the 2030 Notes accrue interest at a fixed rate per annum equal to 4.125%. Interest on the 2030 Notes is payable on January 15 and July 15 of each year, beginning on July 15, 2022, to the persons in whose names such 2030 Notes are registered at the close of business on the preceding January 1 or July 1, as the case may be. The 2030 Notes mature on January 15, 2030. None of the Company’s subsidiaries are guarantors of the 2030 Notes nor are they guarantors of any of the Company’s other outstanding notes.

Prior to January 15, 2025, the Company will have the option to redeem some or all of the 2030 Notes at a redemption price equal to 100% of the principal amount of the 2030 Notes, plus a “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the date of redemption. Additionally, on or after January 15, 2025, the Company may redeem some or all of the 2030 Notes at the redemption prices set forth in the Fifth Supplemental Indenture, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. Prior to January 15, 2025, and subject to certain limitations, the Company may redeem up to 40% of the 2030 Notes with the net cash proceeds of certain equity offerings at a redemption price of 104.125% of the principal amount of each 2030 Note to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Terms Applicable to the 2032 Notes

The 2032 Notes were issued under the Indenture, as amended and supplemented by the sixth supplemental indenture, dated as of January 28, 2022 (the “Sixth Supplemental Indenture”), between the Company and the Trustee.

The 2032 Notes are senior, unsecured obligations of the Company, and the 2032 Notes accrue interest at a fixed rate per annum equal to 4.375%. Interest on the 2032 Notes is payable on March 15 and September 15 of each year, beginning on September 15, 2022, to the persons in whose names such 2032 Notes are registered at the close of business on the preceding March 1 or September 1, as the case may be. The 2032 Notes mature on March 15, 2032. None of the Company’s subsidiaries are guarantors of the 2032 Notes nor are they guarantors of any of the Company’s other outstanding notes.

Prior to March 15, 2027, the Company will have the option to redeem some or all of the 2032 Notes at a redemption price equal to 100% of the principal amount of the 2032 Notes, plus a “make-whole” premium and accrued and unpaid interest, if any, to, but excluding, the date of redemption. Additionally, on or after March 15, 2027, the Company may redeem some or all of the 2032 Notes at the redemption prices set forth in the Sixth Supplemental Indenture, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption. Prior to March 15, 2025, and subject to certain limitations, the Company may redeem up to 40% of the 2032 Notes with the net cash proceeds of certain equity offerings at a redemption price of 104.375% of the principal amount of each 2032 Note to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the date of redemption.

Terms Applicable to Both the 2030 Notes and the 2032 Notes

Upon certain change of control triggering events with respect to a series of Notes, holders of the applicable series of Notes will have the right to require the Company to repurchase all or any part of the outstanding Notes of the applicable series at a repurchase price equal to 101% of the principal amount of the Notes of such series, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. Within 30 days following any change of control triggering event or, at the Company’s option, prior to any change of control, but after public announcement of the transaction that constitutes or may constitute the change of control, a notice will be mailed to holders of the applicable series of Notes describing the transaction that constitutes or may constitute the change of control triggering event and offering to repurchase the Notes of such series on the date specified in the notice, which date will be no earlier than 30 days and no later than 60 days from the date such notice is mailed.

The Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants and warranties in the Indenture and certain events of bankruptcy and insolvency. Generally, if an event of default occurs with respect to a series of Notes, the Trustee or holders of not less than 25% in principal amount of the applicable series of Notes then outstanding may declare the principal amount of all of the Notes of such series to be due and payable immediately.

The foregoing description of the Indenture, the Fifth Supplemental Indenture, the Sixth Supplemental Indenture, the 2030 Notes and the 2032 Notes does not purport to be complete and is qualified in its entirety by reference to the Fifth Supplemental Indenture and the Sixth Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein, and the form of the 2030 Notes and the form of the 2032 Notes, which are filed as Exhibits 4.3 and 4.4, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01	Other Events.

Closing of the Notes Offering

On January 28, 2022, the Company issued a press release announcing the closing of the Notes Offering. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Redemption of the 2027 Notes

As previously disclosed, on January 13, 2022, the Company issued a conditional notice of full redemption to redeem any and all of its outstanding 5.375% Senior Notes due 2027. The closing of the issuance and sale of the 2030 Notes and 2032 Notes has satisfied the condition to the notice of full redemption and the redemption will occur on February 15, 2022.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Fifth Supplemental Indenture, dated January 28, 2022, by and between Commercial Metals Company and U.S. Bank National Association, as trustee.

4.2	Sixth Supplemental Indenture, dated January 28, 2022, by and between Commercial Metals Company and U.S. Bank National Association, as trustee.

4.3	Form of 4.125% Senior Note due 2030.

4.4	Form of 4.375% Senior Note due 2032.

5.1	Opinion of Haynes and Boone, LLP.

23.1	Consent of Haynes and Boone, LLP (included in Exhibit 5.1).

99.1	Press Release issued by Commercial Metals Company on January 28, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: January 28, 2022	By:	/s/ Paul J. Lawrence
	Name:	Paul J. Lawrence
	Title:	Senior Vice President and Chief Financial Officer